Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
(13)	Income Taxes:

The provision for income tax expense (benefit) for the years ended December 31, 2013, 2012 and 2011 consisted of the following:

	2013	2012	2011
Current
Federal	($32)	210	1,011
State	110	120	110

	78	330	1,121

Deferred
Federal	566	487	(637)
State	—	—	—

	566	487	(637)

	$644	817	484

Total income tax expense for the years ended December 31, 2013, 2012, and 2011 differed from the amounts computed by applying the federal income tax rate of 34 percent to income before income taxes as follows:

	2013	2012	2011
Expected federal income taxexpense at statutory tax rate	$1,498	1,661	1,157
Effect of nontaxable interest income	(590)	(575)	(547)
Effect of nontaxable bank owned life insurance income	(120)	(136)	(107)
Effect of QSCAB credit	(220)	(220)	(220)
State taxes on income, net of federal benefit	73	79	73
Other tax credits	(80)	(64)	—
Non deductible expenses	83	72	128

Total income tax expense	$644	817	484

Effective rate	14.6%	16.7%	14.2%

The components of deferred taxes as of December 31, 2013, and December 31, 2012, are summarized as follows:

	2013	2012
Deferred tax assets:
Allowance for loan loss	$2,952	$3,620
Accrued expenses	310	297
Intangible amortization	1,184	1,365
Other	275	110
Unrealized loss on items in comprehensive income	736	—
Other real estate owned	63	34

	5,520	5,426

Deferred tax liabilities:
FHLB stock dividends	(787)	(787)
Unrealized gain on items in comprehensive income	—	(5,007)
Depreciation and amortization	(123)	(200)

	(910)	(5,994)

Net deferred tax asset (liability)	$4,610	($568)

The Small Business Protection Act of 1996, among other things, repealed the tax bad debt reserve method for thrifts effective for taxable years beginning after December 31, 1995. Commercial banks with assets greater than $500 million can no longer use the reserve method and may only deduct loan losses as they actually arise (i.e., the specific charge-off method).

The portion of a thrift’s tax bad debt reserve that is not recaptured (generally pre-1988 bad debt reserves) under the 1996 law is only subject to recapture at a later date under certain circumstances. These include stock repurchase redemptions by the thrift or if the thrift converts to a type of institution (such as a credit union) that is not considered a bank for tax purposes. However, no recapture was required due to the Bank’s charter conversion from a thrift to a commercial bank or if the bank was acquired by another bank. The Bank does not anticipate engaging in any transactions at this time that would require the recapture of its remaining tax bad debt reserves. Therefore, retained earnings at December 31, 2013 and 2012 includes approximately $4,027,000 which represents such bad debt deductions for which no deferred income taxes have been provided.

No valuation allowance for deferred tax assets was recorded at December 31, 2013 and 2012 as management believes it is more likely than not that all of the deferred tax assets will be realized because they were supported by recoverable taxes paid in prior years and expected future taxable income. There were no unrecognized tax benefits during any of the reported periods. The Corporation files income tax returns in the U.S. federal jurisdiction. The Company is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2009.